MONTHLY CERTIFICATEHOLDERS' STATEMENT (K)

                CAPITOL REVOLVING HOME EQUITY LOAN TRUST 1996-1


          Under subsection 5.3(b) of the Pooling and Servicing Agreement dated as of September 1, 1996 by and between Chevy Chase Bank, F.S.B., a federally chartered savings bank, as Transferor and Servicer, and Chemical Bank, as Trustee and Custodial Agent (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), Chevy Chase Bank, F.S.B., as the Servicer, is required to prepare certain information each month regarding current distributions on the Certificates and the performance of the Capitol Revolving Home Loan Trust 1996-1 (the "Trust") during the related Collection Period. The information that is required to be prepared with respect to the distribution to Holders (the "Certificateholders") of the Certificates on December 20, 1996(the "Distribution Date") and the performance of the Trust during the month of November, 1996 (the "Collection Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, as the case may be. Capitalized terms used and not otherwise defined herein have the meanings assigned them in the Pooling and Servicing Agreement.

     A.   Information Regarding the Current Monthly
          Distribution to Certificateholders
          (Per $1,000 Original Principal Amount of a
          Certificate).

          1.   The Investor Certificateholder's Floating
               Allocation Percentagefor the last day of
               the preceding Collection Period...................94.00%

          2.   The Investor Certificate distribution amount......$15.55

          3.   The amount of Investor Certificate Interest
               included in such distribution, the related
               Investor Certificate Rate and the portion
               thereof attributable to collections in
               respect of the Mortgage Loans.....................$4.5323
               ...................................................5.5650%
               ..................................................$4.5323

          4.   The amount, if any, of any Unpaid Investor
               Certificate Interest Shortfall included in
               such distribution (and the amount of interest
               theron)...........................................$0.0000
               ..................................................$0.0000

          5.   The amount, if any, of the remaining Unpaid
               Investor Certificaicte Interest Shortfall
               giving effect to such distribution................$0.0000





          6.   The amount, if any, of principal included in
               such distribution, seperately stating the
               componts thereof(including the portion
               thereof attributable to collections in respect of
               the Mortgage Loans)...............................$9.77

          7.   The amount, if any, of the reimbursement of
               previous Investor Loss Reduction Amount
               includedin such distribution......................$0.00

          8.   The amount, if any, of the aggregate
               unreimbursed Investor Loss Reduction
               Amounts after giving effect to such distribution..$0.00

          9.   The Servicing Fee for such Distribution
               Date..............................................$0.33

          10.  after giving effect to such Distribution
               a. the Investor...................................$970.34
               b. the Cerificate Prinipal Balnce.................$966.31

          11.  after giving effect to such Distribution
               a. the Required Overcollateralization Amount......$20.00
               b. the basic Overcollateralation Amount...........$8.18
               c. the Overcollateralization Amount...............$2.79

          12.  a. The Pool Balance as of the end of the
                  preceding Collection Period...........$125,599,673.88
               b. the number and aggregate of the Trust Balances
                  of the Mortgage Loans as to which the minimum monthly payment is delinqunent for 30-59 days, 60-89 days and 90 or more days, respectively at the close of business on the last day of the related Collection Period

                          Number        Aggregate Balance
               30-59 days     28        $1,033,974.26
               60-89 days      3        $110,579.03
               90+ days        0        $0.00

          13.  the Accelerated Principal Distribution
               Amount, if any....................................$1.24

          14.  the Certificate Insurance Draw Amount, if any.....$0.00

          15.  the aggregate Liquidation Loss Amount for all
               Mortgage Loans that became Liquidated Mortgage
               Loans in the Preceding Collection Period..........$0.00

          16.  the Trust Balance of any Mortgage Loan,
               the related Mortgaged Property of which
               is acquired by the Trust through foreclosure......$0.00






          17.  the Pre-Funding Amount............................$199.24

          18. the aggregate Cut-Off Date Trust Balances of Subsequent Mortgage Loans purchased during the preceding Collection
               Period............................................$0.00

          19.  the amount on deposit in the Capitalized Interest
               Account...........................................$4.86

          20.  the amount of any Basis Risk Payment included in such distribution......................................$0.00


          IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed this 20th day of December, 1996.

                                   CHEVY CHASE BANK, F.S.B.
                                   as Servicer



                                         By: John N. Sousane
                                             _____________________________
                                             John N. Sousane
                                             Vice President